                                                                 EXHIBIT 10.25

                                    AGREEMENT

      THIS AGREEMENT (the "Agreement") is made and entered into this 29th day of December, 1999, by and between DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation ("DFS"), International Data Products, Corp, a Maryland corporation ("IDP" or "Borrower"), Puerto Rico Industrial Manufacturing Operations Acquisition, Corp., a Puerto Rico corporation ("PAC"), Dunn Computer Corporation, a Virginia Corporation ("Dunn VA"), and Dunn Computer Corporation, a Delaware Corporation ("Dunn Del"). Dunn VA, PAC and Dunn Del are hereinafter collectively referred to as Guarantors.

                                    Recitals

A. DFS and IDP are parties to that certain Business Financing Agreement dated May 27, 1993, as amended ("IDP BFA"), whereby IDP agreed to pay to DFS any and all indebtedness owing by virtue of advances made by DFS on behalf of IDP for working capital. DFS and IDP also are parties to that certain Agreement For Wholesale Financing dated October 15, 1991, as amended ("IDP AWF") whereby IDP agreed to pay DFS any and all indebtedness owing by virtue of advances made by DFS on behalf of IDP for its acquisition of inventory. The IDP AWF and IDP BFA are collectively referred to as the "Financing Agreement." IDP, NationsBank, N.A., and DFS are parties to a Third-Party Lockbox Service Agreement dated November 20, 1996 (the "Lockbox Agreement"), which established the Collection Account, as defined in the Lockbox Agreement.

B. DFS and PAC entered into an Assumption and Assignment Agreement dated May 1, 1998 wherein PAC assumed the obligations of Puerto Rico Industrial Manufacturing Operations, Corp., a Puerto Rico corporation ("PRIMO") to DFS. PAC also entered into an Agreement For Wholesale Financing with Deutsche Financial Services Puerto Rico Corporation dated May 1, 1998 ("PAC AWF").

C. As a requirement of the advance of funds by DFS on behalf of Borrower, the Guarantors unconditionally guarantied the performance of Borrower's obligations under the Financing Agreement in accordance with the terms and conditions of the Guaranty agreements each dated May 1, 1998 from Dunn VA, Dunn Del and PAC (collectively the "Guaranty").

D. Pursuant to the provisions of the Financing Agreement, Borrower granted to DFS, as security for the repayment of all advances and indebtedness owed to DFS by Borrower, a first priority security interest in all of Borrower's inventory, equipment, fixtures, accounts, contract rights, chattel paper, security agreements, instruments, deposit accounts, reserves, documents, and general intangibles, and all judgments, claims, insurance policies, and payments owed or made to Borrower thereon, whether now owned or hereafter acquired, and all attachments, accessories, accessions, returns, repossessions, exchanges, substitutions and replacements thereof and all proceeds thereof (all of which is hereinafter collectively referred to as the "Collateral").

E. DFS asserts that it properly perfected its security interest in the Collateral by recording its UCC-1 Financing Statement with the Maryland Secretary of State's office and Virginia Secretary of State's office.

G. As contemplated by the terms and conditions of the Financing Agreement, DFS has made advances on behalf of Borrower, who was obligated to DFS under the Financing Agreement in the principal sum of $4,694,468.33 as of the close of business on October 7, 1999, consisting of $1,638,836.39 pursuant to the accounts receivable credit facility under the IDP BFA and $3,055,631.91 pursuant to the supplemental inventory credit facility under the IDP BFA, plus interest of $32,863.58 accrued through September 30, 1999 and interest on the unpaid principal balance from October 1, 1999 at the Prime rate per annum, as well as fees, collection expenses, including attorneys fees, due under the Financing Agreement and any additional advances of credit made by DFS on behalf of Borrower and interest thereon ("Debt").

H. As of November 8, 1999, Borrower's obligations to DFS pursuant to the Financing Agreement were in default, and Borrower failed to cure certain events of default. As a result of the defaults by Borrower, Borrower and Guarantor acknowledged that DFS was entitled to enforce its rights pursuant to the Financing Agreement and Guaranty.

I. DFS, Borrower, and Guarantor entered into a Forbearance Agreement dated November 8, 1999 (the "Forbearance Agreement"), whereby DFS agreed to Borrower's and Guarantor's request to forbear from the exercising some of

      DFS' rights and remedies provided under the Financing Agreement and Guaranty and under applicable law in consideration of Borrower's agreement to comply with the terms and conditions set forth in the Forbearance Agreement and with the Guarantor's consent to the provisions set forth in the Forbearance Agreement and the Confirmation of the Guaranty, and each of them.

J. Subject to the terms and conditions set forth herein, DFS has agreed to release its liens in certain of the Collateral (as set forth on Exhibit A) and in the Collection Account and to subordinate its interests in certain other Collateral.

      NOW THEREFORE, in consideration of the premises, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, DFS, Borrower and Guarantor agree as follows:

1. Funds. On or before December 29, 1999, the Borrower and Guarantor will cause the amount of $2,260,754.93 to be transmitted to DFS by Federal Reserve wire transfer (the "Funds").

2. Balance of Debt. Assuming DFS's receipt of the Funds, the remaining principal balance of the Debt in the sum of $831,652 will be paid by Borrower or Guarantors over no more than 24 equal monthly installments, with interest at the Prime Rate (as defined in the New 2000 Note, attached hereto as Exhibit B, from January 1, 2000, which payments shall commence on February 1, 2000 and be payable on the 1st day of each of the following 23 months.

3. New 2000 Note. In lieu of the 2000 Note (as defined in the Forbearance Agreement), Borrower and Guarantors will execute a confessed judgment note in the form as attached hereto as Exhibit B (the "New 2000 Note") for the amount of $831,652. DFS shall be entitled to file the confessed judgment against Borrowers and Guarantors upon material default by Borrower or Guarantors of the terms of this Agreement or the New 2000 Note, including, without limitation, any payment default. The New 2000 Note shall be delivered to counsel for DFS with the execution of this Agreement.

4. Partial Release/Subordination of Collateral. In [ILLEGIBLE] for the payment of the Funds as provided in

Paragraph 1 and the delivery of the New 2000 Note, DFS will (a) release its liens in certain of the Collateral, as is listed on Exhibit A; (b) issue instructions to Bank of America, N.A., as successor in interest to NationsBank, N.A., that the interest of DFS in the Collection Account is terminated and released; and (c) upon request by Borrower, DFS shall enter into an agreement with lender of Borrower providing for DFS' subordination of its security interest in the Collateral. Any amounts received in the Collection Account after the receipt of the Funds, or not previously credited to the Borrower, shall be the property of the Borrower and shall be released to the Borrower. Notwithstanding anything in this Agreement, DFS shall have no obligation under this Paragraph 4 unless the Funds are received by DFS by the close of business on December 29, 1999, and until the original executed New 2000 Note is received. Except as expressly provided herein, nothing contained herein shall be deemed to waive or release DFS' rights in other Collateral of Borrower or PAC.

5. To the extent that DFS provided provisional credit for funds received in the Collection Account prior to the date hereon, and any deposits into the Collection Account are returned or otherwise result in a chargeback to the Collection Account ("Chargebacks"), Borrower will remit the amount of any Chargebacks to DFS within five working days of notice to Borrower.

6. Amendment of Documents; Governing Effect; Binding Arbitration. This Agreement shall be deemed to constitute an amendment of the Forbearance Agreement, the Financing Agreement, and Guaranty to the extent required to cause said documents to be in compliance with the terms and conditions set forth in this Agreement. To the extent that the terms and provisions of the Forbearance Agreement, the Financing Agreement, Guaranty, or any other agreement between DFS and Borrower shall be inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern. Otherwise, all terms and provisions of the Forbearance Agreement, the Financing Agreement and Guaranty shall continue in full force and effect, as provided in this Agreement, specifically including but not limited to all provisions requiring binding arbitration.

7. Further Action. The parties hereby agree to execute and deliver such additional documents and to take further action as may become necessary or desirable to fully carry out the provisions and intent of this Agreement.

      THIS AGREEMENT has been executed to be effective as of the day and year first above written.

Deutsche Financial Services Corporation


By: /s/ [ILLEGIBLE]
   -------------------------------------
Its: Vice President, Operations

                            CORPORATE ACKNOWLEDGMENT

STATE: OF MASSACHUSETTS     )
                            )   ss:
COUNTY OF NORFOLK           )

      On the ___ day of December, 1999, before me personally came, Mark B. Schafer, who being by me duly sworn, did depose and say that he is the vice president/operations of Deutsche Financial Services Corporation, known to me to be the officer who executed the within Agreement on behalf of said corporation, and acknowledged to me that they executed the same for the purposes therein stated.

___________________________________
Notary Public

My commission expires:

International Data Products, Corp.


     By: ________________________________

     Its:________________________________

                            CORPORATE ACKNOWLEDGMENT

STATE OF VIRGINIA        )
                         )    ss:
COUNTY OF                )

      On the ___ day of December, 1999, before me personally came, Thomas P. Dunne, who being by me duly sworn, did depose and say that he is the President of International Data Products, Corp., known to me to be the officer who executed the within Agreement on behalf of said corporation, and acknowledged to me that they executed the same for the purposes therein stated.


___________________________________

      THIS AGREEMENT has been executed to be effective as of the day and year first above written.


International Data Products, Corp.

By: /s/ Thomas P. Dunne
   --------------------------------
Its: President
    -------------------------------


Dunn Computer Corporation (a Virginia Corporation)

By: /s/ Thomas P. Dunne
   --------------------------------
Its: President
    -------------------------------


Dunn Computer Corporation (a Delaware Corporation)

By: /s/ Thomas P. Dunne
   --------------------------------
Its: President
    -------------------------------


Puerto Rico Industrial Manufacturing Operations Acquisition,
Corp.

By: /s/ Thomas P. Dunne
   --------------------------------
Its: President
    -------------------------------


Deutsche Financial Services Corporation

By:
   --------------------------------
Its:
    -------------------------------

                                 PROMISSORY NOTE

                                                         DATE: December 29, 1999
PRINCIPAL AMOUNT: $831,652.00

            1. FOR VALUE RECEIVED, the undersigned, INTERNATIONAL DATA PRODUCTS CORP., a Maryland corporation, Puerto Rico Industrial Manufacturing Operations Acquisition, Corp., a Puerto Rico corporation, Dunn Computer Corporation, a Delaware corporation, and Dunn Computer Corporation, a Virginia corporation (referenced herein, collectively and individually, as the "Maker"), jointly and severally, promise to pay to Deutsche Financial Services Corporation, a Nevada corporation, its successors, its assigns, or any subsequent holder of this Note (the "Payee"), without offset, in immediately available funds in lawful money of the United States at Deutsche Financial Services Corporation, 100 River Ridge Drive, Suite 202, Norwood, MA 02062, or at such other address as Payee may direct, the principal amount of $831,652.00, plus interest at the Prime Rate according to Chase Manhattan Bank (the "Prime Rate"), which shall accrue from January 1, 2000, until paid. The Prime Rate will change and take effect for purposes of this Promissory Note on the day that Chase Manhattan Bank announces any change in its Prime Rate.

            2. Payment shall be made by Maker as follows: This Note shall be paid in twenty four (24) installments of equal principal payments of $34,652.17, plus accrued interest at the Prime Rate, paid in arrears and due with each principal installment. Each installment shall be paid by the 1st of each month, commencing on February 1, 2000.

            3. If any one or more of the following events (a "Default") occurs, then Payee, at its option, may declare this Note to be in default, whereupon this Note and the total outstanding principal balance, and all other obligations under this Note, including all accrued interest, shall become immediately due and payable without demand or notice: (i) Maker defaults in making any payment which is due and payable under this Note (a "Payment Default"); (ii) the filing of a voluntary or involuntary petition by or with respect to Maker under any of the provisions of the federal bankruptcy laws; (iii) issuance of a warrant of attachment or for distraint, or of a notice of tax lien, with respect to Maker or its assets; or (iv) entry of a judgment against Maker or against the property of Maker, which is not satisfied after thirty days. Maker shall inform Payee of the occurrence of any event described above in subsections (ii), (iii) or (iv), and failure to so inform Payee will be an event of Default.

            4. Any amounts payable under this Note which are not paid when due shall bear interest, from the date due and payable, until the date paid, at the Prime Rate, plus 2% per annum.

            5. Maker hereby waives presentment, demand, protest, notice of default, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and all exemptions, including, but not limited to, those relating to attachment, garnishment or execution. Maker agrees that its liability shall not be affected or impaired by any failure of Payee to proceed or exercise any remedies against any other person.

            6. Any delay or failure on the part of Payee to enforce any provision of this Note shall not act as a waiver of enforcement of any provision by Payee. Any acceptance by the Payee from time to time of any payment under the Note which is past due and payable at the time of such payment under the Note or which is less than the payment in full of all amounts due at the time of such payment shall not constitute a novation, waiver or impairment of any of the rights of the Payee under this Note.

            7. If the inclusion of any provisions, provision or any part thereof in this Note affects the validity or enforceability of this Note, or renders this Note nonnegotiable, such provision(s) or that part shall be treated as if it did not appear in this Note; but all remaining terms and provisions of this Note shall be fully effective.

            8. The Maker warrants this Note is made for a commercial purpose and is not for personal, family or household purposes.

            9. The Maker hereby waives any right Maker may have to a trial by jury in any litigation between the Parties arising from this Note.

            10. In the event of Default, the Maker authorizes and appoints Stephanie Wickouski, Esq., to appear for Maker, to waive the issuance and service of process and to enter judgment by confession with the Clerk of the Circuit Court for Arlington County, or the Clerk of the United States District Court for the Eastern District of Virginia, Alexandria Division, in favor of Payee for the balance then due on this Note, together with court costs, interest, and actual and reasonable attorneys fees. If by reason of the acceleration of the unpaid principal balance of this Note for any cause, or if, for any other reason, interest in excess of the highest legal contract rate in the Commonwealth of Virginia shall at any time be paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal balance.

            11. The validity and construction of this Note and all matters pertaining hereto shall be determined in accordance with the laws of the Commonwealth of Virginia.

            12. This Note constitutes the entire agreement of the parties and may only be amended by written instrument executed by Maker and Payee.

                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Attest/Witness:                         INTERNATIONAL DATA PRODUCTS CORP.


/s/ Anita J. Nelson                     By: /s/ Thomas P. Dunne
-----------------------------------        -------------------------------------
                                           Thomas P. Dunne, President


Attest/Witness:                         PUERTO RICO INDUSTRIAL
                                        MANUFACTURING OPERATIONS
                                        ACQUISITION, CORP.


/s/ Anita J. Nelson                     By: /s/ Thomas P. Dunne
-----------------------------------        -------------------------------------
                                           Thomas P. Dunne, President


Attest/Witness:                         DUNN COMPUTER CORPORATION
                                         (a Delaware Corporation)


/s/ Anita J. Nelson                     By: /s/ Thomas P. Dunne
-----------------------------------        -------------------------------------
                                           Thomas P. Dunne, President



Attest/Witness:                         DUNN COMPUTER CORPORATION
                                         (a Virginia Corporation)


/s/ Anita J. Nelson                     By: /s/ Thomas P. Dunne
-----------------------------------        -------------------------------------
                                           Thomas P. Dunne, President